CONFORMED COPY


                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                   AMENDMENT NO. 10 TO NOTE PURCHASE AGREEMENT


                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 31, 1997 among HALLWOOD ENERGY PARTNERS, L.P. ("HEP"), HEP OPERATING PARTNERS, L.P., EDP OPERATING, LTD., EM NOMINEE PARTNERSHIP COMPANY, CONCISE OIL AND GAS PARTNERSHIP, MAY ENERGY PARTNERS OPERATING PARTNERSHIP LTD. (collectively, with HEP, the "Borrowers"), the BANKS listed on the signature pages hereof (the "Banks"), First Union National Bank, as collateral agent (the "Collateral Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent") and AMENDMENT dated as of May 31, 1997 between the Borrowers and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential").


                              W I T N E S S E T H :


                  WHEREAS, the Borrowers, the Banks, the Collateral Agent and the Agent are party to a Second Amended and Restated Credit Agreement dated as of March 31, 1995 (as amended prior to the Effective Date (as defined below), the "Original Credit Agreement" and as amended and restated by this Amendment and Restatement, the "Credit Agreement"); and

                  WHEREAS, pursuant to the Original Credit Agreement, the Borrowers have issued to the order of each Bank promissory notes (the "Original Notes") substantially in the form of Exhibit A to the Original Credit Agreement; and

                  WHEREAS, the Borrowers, the Banks, the Collateral Agent and the Agent desire to amend the Original Credit Agreement as set forth herein and to restate the Original Credit Agreement in its entirety to read as set forth in the Original Credit Agreement with the amendments specified below;

                  WHEREAS, the Borrowers and Prudential have entered into an Amended and Restated Note Purchase Agreement dated as of May 7, 1990 (as amended prior to the Effective Date, the "Original Note Purchase Agreement"); and



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                  WHEREAS,  the Borrowers have asked Prudential,  and Prudential has agreed, on the terms and conditions set forth below, to amend certain provisions of the Original Note Purchase Agreement;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  SECTION 1. Definitions; References; Amendment and Restatement of the Original Credit Agreement and Amendment of Note Purchase Agreement. Unless otherwise specifically defined herein, each term used herein which is defined in the Original Credit Agreement or the Original Note Purchase Agreement, as the case may be (including any Schedule thereto), shall have the meaning assigned to such term therein. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Original Credit Agreement or the Original Note Purchase Agreement, as the case may be, shall, from and after the Effective Date, refer to the Original Credit Agreement as amended and restated hereby or the Original Note Purchase Agreement as amended hereby. Effective on and as of the Effective Date, the Original Credit Agreement shall be amended and restated in its entirety to read as set forth in the Original Credit Agreement with the amendments specified below, and the Original Note Purchase Agreement shall be amended by the amendments specified below.

                  SECTION 2. Increase in Commitments. With effect from and including the Effective Date, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.09 of the Credit Agreement.

                  SECTION 3. Amendments to the Definitions Contained in the Original Credit Agreement. (a) The definitions of "Drawdown Termination Date" and "Term Date" contained in Section 1.01 of the Original Credit Agreement are amended to read in their entirety as follows:

                  "Drawdown Termination Date" means the earlier to occur of May 31, 1999 or the date on which the Borrowers elect to commence the Term Period.

                  "Term Date" means the earlier to occur of May 31, 1999 or the last day of May, August, November or February which first occurs after the date on which the Borrowers elect to commence the Term Period.

                  (b) Definitions of "Availability Limit", "CD Margin", "Commitment Fee Rate", "Euro-Dollar Margin", "Level I Status", "Level II Status" and "Level III Status" are added in alphabetical order in Section 1.01 of the Original Credit Agreement, to read in their entirety as follows:

                  "Availability Limit" means, on any date, an amount equal to the lesser of (i) the aggregate amount of the Commitments at such date and (ii) $51,000,000. The Availability Limit may be increased only by an amendment in accordance with Section 8.05, which the Banks may agree to or not agree to in their sole discretion.

                  "CD Margin" means, on any date, (i) 1.375%, if on such date Level I Status exists, (ii) 1.625%, if on such date Level II Status exists and (iii) 1.875%, if on such date Level III Status exists.

                  "Commitment Fee Rate" means, on any date, (i) .375%, if on such date Level I Status or Level II Status exists and (ii) .50%, if on such date Level III Status exists.

                  "Euro-Dollar Margin" means, on any date, (i) 1.25%, if on such date Level I Status exists, (ii) 1.50%, if on such date Level II Status exists and (iii) 1.75%, if on such date Level III Status exists.

                  "Level I Status" exists on any date if on such date the aggregate outstanding principal amount of the Loans is less than 50% of the Availability Limit.

                  "Level II Status" exists on any date if on such date (i) the aggregate outstanding principal amount of the Loans is less than or equal to 85% of the Availability Limit and (ii) Level I Status does not exist on such date.

                  "Level III Status" exists on any date if on such date neither Level I Status nor Level II Status exists.

                  SECTION 4. Change in the Interest Rate Applicable to the Loans. (a) The first sentence of Section 2.04(a) of the Original Credit Credit Agreement is amended to read in its entirety as follows:

         Each Bank's CD Loans shall bear interest on the unpaid principal amount thereof until payment in full thereof at a rate per annum equal to the sum of (i) the Adjusted CD Rate for each Interest Period applicable thereto plus (ii) the CD Margin, but in no event to exceed the Highest Lawful Rate of such Bank; provided that if any CD Loan or any portion thereof shall, as a result of clause (2) (b) (i) of the definition of Interest Period, have an Interest Period of less than 30 days, such CD Loan or portion thereof shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period.

                  (b) The first sentence of Section 2.04(b) of the Original Credit Agreement is amended to read in its entirety as follows:


         Each Bank's Euro-Dollar Loans shall bear interest on the unpaid principal amount thereof until payment in full thereof at a rate per annum equal to the sum of (i) the Adjusted Euro-Dollar Rate for each Interest Period applicable thereto plus (ii) the Euro-Dollar Margin, but in no event to exceed the Highest Lawful Rate of such Bank.

                  (c) Section 2.04(f) of the Original Credit Agreement is deleted in its entirety.

                  (d) Section 2.04(g) of the Original Credit Agreement is renumbered as Section 2.04(f).

                  SECTION 5.  Change in Calculation of Commitment Fee.
Section 2.20 of the Original Credit Agreement is amended to read in its entirety as follows:

                    SECTION 2.20. Commitment Fees. During the Revolving Credit Period, the Borrowers shall pay to the Agent for the account of each Bank (which payment shall be distributed to each Bank ratably in accordance with each Bank's Commitment) a commitment fee at the Commitment Fee Rate calculated for each day on the daily average amount by which the Availability Limit exceeds the aggregate outstanding principal amount of the Loans. Subject to
               Section 2.09(b) hereof, such commitment fees shall accrue from and including the Effective Date to but excluding the last day of the Revolving Credit Period and shall be payable quarterly on each March 31, June 30, September 30 and December 31 during the Revolving Credit Period and on the last day of the Revolving Credit Period.

                  SECTION 6. Additional Condition to Borrowing. Section 6.03 of the Original Credit Agreement is amended by adding the following new subsection
(f) immediately after subsection (e) thereof, to read in its entirety as follows:

                  (f) the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the Availability Limit.

                  SECTION 7. Change in Amendments Section. Section 8.05 of the Original Credit Agreement is amended as follows:

                  (a) by deleting the "or" at the end of clause (iii) thereof and replacing it with a comma;



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         (b) by deleting the period at the end of clause (iv) thereof and replacing it with an "or"; and


         (c) by adding a new clause (v) immediately after clause (iv) thereof, to read it its entirety as follows:

         (v) increase the amount set forth in the definition of Availability Limit or change the provisions of Section 6.03(f).

                  SECTION 8. Amendment to Exhibit A. Exhibit A to the Original Credit Agreement is amended to read in its entirety as set forth on Exhibit A hereto.

                  SECTION 9. Amendments to Schedule B. Section 20 of Schedule B to the Original Credit Agreement and the Original Note Purchase Agreement is amended to read in its entirety as follows:

                  Section 20. Distributions, Etc. No Borrower will make, pay or declare any dividend or distribution on any class of its stock or any distribution of profits or purchase, redeem or otherwise acquire for value any shares of any class of its stock or any of the partnership interests in any Borrower now or hereafter outstanding, return any capital to its Partners, or make any distribution of its assets to its Partners as such ("Distributions") (a) if an Event of Default has occurred and is continuing and the Majority Lenders have notified the Borrowers in writing not to make such Distributions; (b) if the aggregate Debt of the Borrowers exceeds, or would immediately after such Distribution exceed, 100% of the Debt Limit; or (c) on any date (a "Measuring Date") in any fiscal quarter of HEP if at such Measuring Date, after giving effect to any such proposed Distribution to be made on such Measuring Date, the aggregate amount of Distributions made in the period of twelve consecutive calendar months ended on such Measuring Date would exceed the Distribution Percentage of an amount equal to (A) the sum of the amounts which are set forth opposite the captions "Cash provided by operations before working capital changes" and "Distributions received from affiliates" on consolidated statements of cash flows of HEP for the period of four consecutive fiscal quarters most recently ended on or prior to such Measuring Date and with respect to which the Borrowers have delivered to the Lenders the financial statements required to delivered by them pursuant to Section 1 (it being understood that such financial statements are prepared in accordance with generally accepted accounting principles consistent with those utilized in preparing the consolidated statements of cash flows of HEP as filed in HEP's annual report on Form 10-K for the fiscal year ended December 31, 1994 with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934) minus (B) the aggregate amount of payments made by HEP in such period to make purchases permitted by Section 19(n); provided, however, that the provisions of subparagraphs (b) and (c) of this Section 20 shall not prevent the payment of any Distribution within 60 days of the declaration thereof, if at said date of declaration such payment would have complied with the provisions hereof; and provided, further, that for purposes of this Section 20 no Distribution from any Borrower directly or indirectly to another Borrower shall be deemed to be a Distribution hereunder. In addition, for purposes of this Section 20:


                   "Distribution Percentage" means, at any date, (i) 65%, if on such date Monthly Exposure is less than 50% of the Debt Limit on such date and (ii) otherwise, 50%.

                  "Monthly Exposure" means, on any date, the daily average outstanding principal amount of Debt of the Borrowers and their Subsidiaries (including without limitation the loans under the Credit Agreement) during the 30-day period ending on the date immediately preceding such date.

                  SECTION 10. Amendments to Schedule D. Schedule D to the Original Credit Agreement and the Original Note Purchase Agreement is amended to read in its entirety as set forth on Schedule D hereto.

                  SECTION 11 . Transitional Provisions. On the Effective Date but subject to the conditions set forth in Section 14 hereof, the Euro-Dollar
Loans and Domestic Loans outstanding to each Bank under the Original Credit Agreement shall be deemed to be the initial Euro-Dollar Loans or Domestic Loans, as the case may be, made by such Bank under the Credit Agreement, it being the intention of the parties hereto that (i) all indebtedness evidenced by the Original Notes shall, on and after the Effective Date, be solely evidenced by the Notes (as defined in the Credit Agreement), (ii) the Loans outstanding under the Original Agreement on the Effective Date shall continue to be outstanding on such date as Domestic Loans or Euro-Dollar Loans, as appropriate, having Interest Periods determined in accordance with the Original Credit Agreement and bearing interest as provided with respect to Loans in Article II of the Credit Agreement and (iii) the liens created by the Collateral Documents on the properties and assets described therein shall be carried forward and continue in full force and effect for the purpose of securing the Notes. Upon receipt of its Note, each Bank will mark its Original Note AReplaced@ and send in due course to HEP evidence that such Original Note has been so marked.

                  SECTION 12.  Governing Law.   This Amendment and Restatement
shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 13. Counterparts. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  SECTION 14. Effectiveness. This Amendment and Restatement shall become effective on the date (the "Effective Date") when each of the following conditions shall have been satisfied:


                  (a) this Amendment and Restatement shall have been duly executed and delivered by the Borrowers, the Banks, the Collateral Agent, the Agent and Prudential (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                  (b) the Agent shall have received for the account of each Bank an executed Note substantially in the form of Exhibit A, duly and validly issued and in the amount of such Bank's Commitment as set forth on the signature pages hereof, dated on or prior to the Effective Date;

                  (c) the Agent shall have received a signed copy of a certificate of the Secretary or an Assistant Secretary or other appropriate officer of each of the Borrowers (or if such Borrower is a partnership, a General Partner of such Borrower) certifying (i) the names and true signatures of the Authorized Persons authorized to sign the Notes, and the Collateral Documents to which the Borrowers or the General Partners are or will be a party (including without limitation any Collateral Documents Amendments referred to in subsection (f)) and the other documents or certificates to be delivered pursuant thereto,
         (ii) the resolutions of the Board of Directors (or equivalent body) of the Borrowers and of each General Partner authorizing the transactions contemplated hereby to which the Borrowers or such General Partner are/is or will be a party, together with all documents evidencing other necessary partnership or corporate action with respect to any thereof,
         (iii) no amendments to the true copies of the Partnership Agreements delivered to the Agent prior to the Effective Date, and (iv) no amendments to the true copy of the Articles of Incorporation and By-Laws of Hallwood G.P. delivered to the Agent prior to the Effective Date;

                  (d) the Agent shall have received from King & Spalding, counsel for the Borrowers, an opinion substantially to the effect of Exhibit B hereto and covering such additional matters as the Majority Lenders may reasonably request;

                  (e) the Agent shall have received from Davis Polk & Wardwell, special counsel for the Agent, an opinion in substantially the form of Exhibit C hereto;

                  (f) the Collateral Agent shall have received duly executed counterparts of the documents numbered (C)(1)(f), (C)(2)(e), C(3)(d),
         (D)(4)(h),   (D)(5)(d),  (D)(5)(d),  (D)(6)(d),  (D)(7)(c),  (E)(2)(e),
         (E)(5)(e) listed on Schedule D hereto (the "Collateral Documents Amendments"); and


                  (g) the Collateral Agent shall have received from counsel satisfactory to it in each jurisdiction in which any Collateral Documents Amendments are to be recorded or filed a favorable written opinion as to the validity and binding effect of the Collateral Documents and the perfection of the Liens created thereunder under the law of such jurisdiction and as to such other matters incident to the transactions herein contemplated as the Majority Lenders may reasonably request.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Amendment and Restatement to be duly executed as of the date first above written.



                              BORROWERS:

                              HALLWOOD ENERGY PARTNERS, L.P.
                              HEP OPERATING PARTNERS, L.P.
                              EDP OPERATING, LTD.

                                   By: HEPGP LTD., its general partner
                                   By: HALLWOOD G.P., INC.,
                                         its general partner


                                   By: /s/   Robert S. Pfeiffer
                                   Title:    Vice President



                              MAY ENERGY PARTNERS OPERATING PARTNERSHIP LTD. EM NOMINEE PARTNERSHIP COMPANY
                              CONCISE OIL AND GAS PARTNERSHIP


                                   By:  HALLWOOD G.P., INC.,
                                        formerly known as QUINOCO ENERGY, INC.


                                   By:   /s/   Robert S. Pfeiffer
                                   Title:      Vice President


                              The General Partner of May Energy
                              Partners Operating Partnership Ltd.,
                              EM Nominee Partnership Company and
                              Concise Oil and Gas Partnership

                              BANKS:

Commitment

$25,000,000                   MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK


                                   By:   /s/   John Kowalczuk
                                   Title:      Vice President



$25,000,000                   FIRST UNION NATIONAL BANK


                                   By:   /s/   Michael J. Kolosowsky
                                   Title:      Vice President



$25,000,000                    NATIONSBANK OF TEXAS, N.A.


                               By:      /s/   Richard P. Stults
                               Title:         Vice President

================
Total Commitment:

$75,000,000
================


                               MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK, as Agent


                               By:      /s/   John Kowalczuk
                               Title:         Vice President

                               FIRST UNION NATIONAL BANK,

                               as Collateral Agent


                               By:      /s/   Michael J. Kolosowsky
                               Title:         Vice President


                               PRUDENTIAL:

                               THE PRUDENTIAL INSURANCE
                                  COMPANY OF AMERICA


                               By:      /s/   Randall M. Kob
                               Title:         Vice President